ADAMS
NATURAL RESOURCES
FUND

THIRD QUARTER REPORT
SEPTEMBER 30, 2024
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Managed Distribution Policy

The Board of Directors of Adams Natural Resources Fund, Inc. (the “Fund”) adopted a Managed Distribution Policy (“MDP”) to enhance long-term shareholder value by paying level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. Distributions in accordance with the MDP began in the third quarter of 2024.
The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
With each distribution, the Fund will issue a notice to shareholders, which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV in January for the previous calendar year that will indicate how to report these distributions for federal income tax purposes.

Disclaimers
The primary purpose of the MDP is to provide shareholders with a constant, but not guaranteed, rate of distribution each quarter. You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s MDP. The Board may amend or terminate the MDP at any time without prior notice to shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Letter to Shareholders

Dear Fellow Shareholders,
The U.S. equity market continued its strong performance in the third quarter, with the S&P 500 Index ending the period at its 43rd all-time high of 2024. While there was a resurgence of recessionary fears and a brief spike in volatility early in the quarter, both dissipated quickly. Stocks resumed their rise as inflation data continued to cool and economic growth remained solid. A long-awaited interest rate cut by the U.S. Federal Reserve (Fed) supported investor sentiment and drove confidence in the likelihood of a soft landing.
“The Materials sector fared better, gaining 9.7% in the quarter... the broadening and rotation in the S&P 500 helped Materials.”

At its September meeting, the Fed reduced the Federal Funds rate by half a percentage point. The rate cut was the first since 2020, and the first change of any kind since July 2023, when the central bank ended a string of 11 rate hikes with the Federal Funds rate at a 23-year high. The Fed’s policy statement noted an uncertain economic outlook, and that inflationary pressure continues to subside. They indicated the half-point reduction reflected “progress on the balance of risks,” signaling a shift from a primary focus on inflation. As the labor market continued to soften, the Fed stated that “the risks to achieving its employment and inflation goals are roughly in balance.”
The S&P 500’s total return for the quarter was 5.9%, bringing its year-to-date performance to 22.1%. Market leadership reversed during the quarter, and the breadth of gains broadened significantly. Small- and mid-cap stocks outperformed their larger peers and value stocks beat their growth counterparts. At the sector level, both Information Technology and Communication Services underperformed in the quarter after leading the market in the prior 18 months as the artificial intelligence (AI)-fueled reign of mega-cap technology and communications stocks lost steam. Utilities, Real Estate, Industrials, and Financials all returned greater than 10% and eight of the 11 sectors outperformed the market in the quarter.
Energy was the only S&P 500 sector to decline in the third quarter, falling 2.3%. The most noteworthy dynamic impacting the sector was the decline in oil prices. West Texas Intermediate crude oil fell 16% while most other commodities advanced. Concerns about the potential for OPEC to increase supply weighed on prices. Global inventory levels have remained stable, and without an expectation of accelerating demand growth from places like China to absorb this new supply, oil prices sold off. Natural gas gained 12% in the quarter, as natural gas producers have maintained discipline in curtailing production and demand remains strong. We believe this will help the market re-balance heading into the winter.

Letter to Shareholders (continued)

The Materials sector fared better, gaining 9.7% in the quarter. As one of the worst-performing sectors in the first half of the year, the broadening and rotation in the S&P 500 helped Materials. Containers & Packaging and Chemicals were the strongest industry groups, as those stocks with less direct economic sensitivity were rewarded in the rotation.
The Fund’s return was flat for the quarter, in line with its benchmark (80% S&P 500 Energy Sector and 20% S&P 500 Materials Sector). Within the Fund’s Energy holdings, the Equipment & Services group was the biggest contributor to relative performance. Our two overweight positions, TechnipFMC and Baker Hughes, were modestly positive, outperforming their peers and the sector. We increased our position in Baker Hughes during the quarter. In addition to its traditional oilfield services business, the company maintains a market-leading position in the natural gas infrastructure market. With strong orders and a record backlog, the company is well-positioned to expand margins and deliver robust earnings growth over the next several years.
The other main contributors to relative performance were two new additions to the portfolio, both of which increased double digits after they were purchased. First Solar is a U.S.-based solar panel manufacturer, targeting the utility-scale solar generation market. The company benefits from a leading market position as well as being uniquely positioned to benefit from tax incentives provided to U.S. manufacturers of solar equipment. Itron, Inc. specializes in manufacturing products and provides solutions for energy and water management. Itron helps its customers increase grid resilience and reliability, integrate renewables, and improve energy and water system efficiency.
The biggest detractor from relative performance was the Storage & Transportation industry group. Due to the contracted nature of revenue and earnings, these stocks are among the most defensive and benefited in a weak Energy sector environment. Our position in Williams Companies, which operates one of the largest natural gas infrastructure systems in the U.S., performed well. However, underweights across the industry group drove the underperformance.
Within Materials, our position in Newmont Corporation was a significant contributor to relative performance and was the best performing stock in the sector. As one of the largest global gold miners, the stock benefited from strength in gold prices and improved operational execution. Eastman Chemical was also a meaningful contributor. This diversified chemical company has a first-mover advantage in commercializing polyester recycling technology that is expected to accelerate its earnings growth over the next several years. These positive contributions were offset by our underweight in Sherwin Williams. The stock recovered from weakness in the first quarter due to a strong second quarter earnings report and a well-received analyst day event.

Letter to Shareholders (continued)

For the nine months ended September 30, 2024, the total return on the Fund’s net asset value (NAV) per share (with dividends and capital gains reinvested) was 10.2%. This compares to a 9.5% total return for the Fund’s benchmark. The total return on the market price of the Fund’s shares for the period was 16.3%.
For the twelve months ended September 30, 2024, the Fund’s total return on NAV was 6.2%. Comparable return for the Fund’s benchmark was 4.9%. The Fund’s total return on market price for the period was 9.2%.
During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $19 million, or $.74 per share. The first distribution under a new managed distribution policy adopted by the Board was made during the quarter. This policy commits the Fund to distribute at least 2% of average NAV with each quarterly distribution.
Looking forward, all eyes will be on the U.S. election, with the Presidency and control of both houses of Congress hanging in the balance. It’s a source of angst for a lot of investors, and while conventional wisdom holds that the results and aftermath could drive significant volatility, history has shown the impact on markets tends to be limited.
Still, it’s a source of uncertainty, one of many that will likely influence the market and possibly impact investor perceptions about an economic soft landing. The wars in Eastern Europe and the Middle East continue, with the danger of a larger conflict intensifying in the latter. The softening labor market is another concern, especially if it drives consumers to truly pull back on spending. While the Fed’s rate cut reflects expectations of a soft landing, the central bank’s path forward could change quickly: Fed Chair Jerome Powell said more cuts are likely “if the economy behaves as expected.”
The economy doesn’t always behave as expected, and neither does the stock market. So, what’s an investor to do? We believe the answer is to keep your eyes on the long term, and don’t let emotional ups and downs push you away from your investing plan. At Adams Funds, we’ll continue to use our disciplined process to identify timely opportunities in strong companies that are executing at a high level and trading at attractive valuations. We will remain focused on the long-term perspective and thoughtful assessment of risk and reward, no matter what comes next. We appreciate the trust you have placed in us and will continue to work hard on your behalf.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer & President
October 17, 2024

Summary Financial Information

(unaudited)
	2024	2023
At September 30:
Net asset value per share	$26.48	$27.10
Market price per share	$23.22	$23.12
Shares outstanding	25,728,942	25,024,860
Total net assets	$681,420,546	$678,249,981
Average net assets	$679,413,848	$643,787,600
Unrealized appreciation on investments	$191,083,564	$212,108,174

For the nine months ended September 30:
Net investment income	$12,025,090	$12,631,845
Net realized gain (loss)	$23,566,348	$2,854,399
Cost of shares repurchased	$1,416,187	$3,556,123
Shares repurchased	60,960	169,507
Total return (based on market price)	16.3%	7.5%
Total return (based on net asset value)	10.2%	6.3%

Key ratios:
Expenses to average net assets *	0.63%	0.64%
Net investment income to average net assets *	2.37%	2.63%
Portfolio turnover *	19.0%	20.7%
Net cash & short-term investments to net assets	0.9%	0.8%

*
Annualized

Ten Largest Equity Portfolio Holdings

September 30, 2024
(unaudited)
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$174,652,525	25.6%
Chevron Corporation	76,296,316	11.2
ConocoPhillips	36,803,361	5.4
Linde plc	32,235,736	4.7
EOG Resources, Inc.	26,757,804	3.9
Marathon Petroleum Corporation	22,695,318	3.3
Williams Companies, Inc.	20,330,227	3.0
Hess Corporation	19,037,666	2.8
ONEOK, Inc.	17,114,214	2.5
Valero Energy Corporation	16,352,133	2.4
	$442,275,300	64.8%

Schedule of Investments

September 30, 2024
(unaudited)
	Shares	Value (a)
Common Stocks — 99.1%
Energy — 78.4%
Energy Related — 1.0%
First Solar, Inc. (b)	15,100	$3,766,544
Itron, Inc. (b)	28,300	3,022,723
		6,789,267
Equipment & Services — 5.9%
Baker Hughes Company	398,800	14,416,620
Halliburton Company	177,353	5,152,105
Schlumberger N.V.	377,933	15,854,289
TechnipFMC plc	171,600	4,501,068
		39,924,082
Exploration & Production — 18.3%
APA Corporation	56,000	1,369,760
Chesapeake Energy Corporation	55,500	4,564,875
Chord Energy Corporation	225	29,302
Chord Energy Corporation warrants, strike price $133.70, 1 warrant for .5774 share, expires 9/1/25 (b)	1,327	17,105
ConocoPhillips	349,576	36,803,361
Coterra Energy Inc.	125,900	3,015,305
Devon Energy Corporation	126,200	4,936,944
Diamondback Energy, Inc.	92,900	16,015,960
EOG Resources, Inc.	217,667	26,757,804
EQT Corporation	54,600	2,000,544
Hess Corporation	140,189	19,037,666
Marathon Oil Corporation	95,400	2,540,502
Occidental Petroleum Corporation	150,051	7,733,629
		124,822,757
Integrated Oil & Gas — 37.4%
Cenovus Energy Inc.	244,900	4,097,177
Chevron Corporation	518,071	76,296,316
Exxon Mobil Corporation	1,489,955	174,652,525
		255,046,018
Refining & Marketing — 7.6%
Marathon Petroleum Corporation	139,312	22,695,318
Phillips 66	98,575	12,957,684
Valero Energy Corporation	121,100	16,352,133
		52,005,135

Schedule of Investments (continued)

September 30, 2024
(unaudited)
	Shares	Value (a)
Storage & Transportation — 8.2%
Kinder Morgan, Inc.	445,392	$9,838,709
ONEOK, Inc.	187,800	17,114,214
Targa Resources Corp.	58,900	8,717,789
Williams Companies, Inc.	445,350	20,330,227
		56,000,939

Materials — 20.7%
Chemicals — 14.2%
Air Products and Chemicals, Inc.	20,800	6,192,992
Albemarle Corporation	7,200	681,912
Celanese Corporation	6,877	934,997
CF Industries Holdings, Inc.	13,369	1,147,060
Corteva Inc.	91,945	5,405,447
Dow, Inc.	63,945	3,493,315
DuPont de Nemours, Inc.	33,526	2,987,502
Eastman Chemical Company	53,800	6,022,910
Ecolab Inc.	49,400	12,613,302
FMC Corporation	7,255	478,395
International Flavors & Fragrances Inc.	65,606	6,884,038
Linde plc	67,600	32,235,736
LyondellBasell Industries N.V.	20,600	1,975,540
Mosaic Company	21,201	567,763
PPG Industries, Inc.	49,100	6,503,786
Sherwin-Williams Company	22,200	8,473,074
		96,597,769
Construction Materials — 1.3%
Martin Marietta Materials, Inc.	4,900	2,637,425
Vulcan Materials Company	25,400	6,360,922
		8,998,347
Containers & Packaging — 1.2%
Amcor plc	92,400	1,046,892
Avery Dennison Corporation	6,300	1,390,788
Ball Corporation	23,300	1,582,303
International Paper Company	21,500	1,050,275
Packaging Corporation of America	5,900	1,270,860
Smurfit Westrock plc	41,300	2,041,046
		8,382,164
Metals & Mining — 4.0%
Freeport-McMoRan, Inc.	254,400	12,699,648
Newmont Corporation	170,100	9,091,845
Nucor Corporation	22,600	3,397,684
Steel Dynamics, Inc.	12,526	1,579,278
		26,768,455

Schedule of Investments (continued)

September 30, 2024
(unaudited)
	Shares	Value (a)
Total Common Stocks
(Cost $484,252,869)		$675,334,933
Short-Term Investments — 1.0%
Money Market Funds — 1.0%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, Institutional Class, 4.94% (c)	2,700,519	2,702,140
Northern Institutional Funds Treasury Portfolio, Premier Class, 4.78% (c)	758,702	758,702
Western Asset Institutional Liquid Reserves Fund, Institutional Class, 4.96% (c)	3,199,870	3,200,190
Total Short-Term Investments
(Cost $6,659,532)		6,661,032
Total — 100.1%
(Cost $490,912,401)		681,995,965
Other Assets Less Liabilities — (0.1)%		(575,419)
Net Assets — 100.0%		$681,420,546

(a)
Common stocks and warrants are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Adams Natural Resources Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (2) (3) (4) (5)	Mary Chris Jammet (1) (2) (3) (4)	Mark E. Stoeckle
Frederic A. Escherich (1) (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)
James P. Haynie (1)	Jane Musser Nelson (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer and President
Gregory W. Buckley	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
William H. Reinhardt, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: Equiniti Trust Company, LLC
Attn: Stockholder Relations Department
P.O. Box 500
Newark, NJ 07101
(866) 723-8330
Website: https://equiniti.com/us/ast-access
Email: helpAST@equiniti.com